UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/10/2009

Genaera Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-19651

DE	13-3445668
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

610.941.4020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On February 10, 2009, Genaera Corporation (the "Company") issued a press release announcing that Jack Armstrong, President and Chief Executive Officer, presented preliminary Phase 1b clinical data from the first of three cohorts in an ascending multiple dose study of MSI-1436 (Study 102), during the BIO CEO & Investor Conference in New York. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, Mr. Armstrong presented in vivo proof-of-concept data for multiple new chemical entities in animal models of type 2 diabetes and breast cancer identified through the Company's PTP1B inhibitor discovery program.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number   Description
99.1      Press release of the Company dated February 10, 2009 - "Genaera Presents Preliminary Phase 1b Data for Trodusquemine (MSI-1436)."

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: February 10, 2009	By:	/s/ Leanne M. Kelly
Leanne M. Kelly
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of the Company dated February 10, 2009 - "Genaera Presents Preliminary Phase 1b Data for Trodusquemine (MSI-1436)."